UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/02/2009

Owens Corning
(Exact name of registrant as specified in its charter)

Commission File Number:  1-33100

Delaware	43-2109021
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Owens Corning Parkway
Toledo, OH 43659
(Address of principal executive offices, including zip code)

(419) 248-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 2, 2009, in connection with the establishment of the date of Owens Corning's 2010 annual meeting of stockholders as described in Item 8.01 below, Daniel K.K. Tseung, a director of the Company, indicated that he had decided not to stand for re-election to the Company's Board of Directors when his current term expires at the 2010 annual meeting. Mr. Tseung noted that his decision was the result of conflicting time commitments and the significant reduction during 2009 in the Company stock holdings of the bond-holder group that had originally designated him to the Board. At the Company's request, Mr. Tseung has confirmed that he will remain available to serve as an advisor to the Company, specifically with respect to issues relevant to the Company in Asia.

The Board of Directors has determined to reduce the size of the Board effective upon the expiration of Mr. Tseung's term.

Item 8.01.    Other Events

Announcement of Date of 2010 Annual Meeting of Stockholders

Notice is hereby given that the annual meeting of stockholders of Owens Corning for the year 2010 will be held on Thursday, April 22, 2010.

In recent years, Owens Corning's annual meeting of stockholders has been held in December as the result of timing restrictions contained in the Company's Charter documents. Such restrictions have now lapsed, and the Company has decided to move its annual meeting to April. The new timing is consistent with the traditional annual meeting season for U.S. corporations that report on a calendar-year basis and will allow the Company to improve coordination of and reduce redundancy in its required filings.

The deadline for submission of stockholder proposals for possible inclusion in the Company's proxy statement and form of proxy for the 2010 annual meeting of stockholders pursuant to the rules of the Securities and Exchange Commission ("SEC") will be the close of business on January 22, 2010, which is also the deadline under the Company's bylaws for submission of notice by stockholders of nominations for director or other business to be properly brought before the 2010 annual meeting. This deadline also applies in determining whether notice is timely for purposes of SEC rules relating to the exercise of discretionary voting authority by the persons named as proxies in the proxy materials relating to such meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Owens Corning

Date: December 03, 2009	By:	/s/ Stephen K. Krull
Stephen K. Krull
Senior Vice President, General Counsel and Secretary